                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05620

                        The Zweig Total Return Fund, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                                900 Third Avenue
                               New York, NY 10022
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Bank of New York
                             101 Barclay Street, 13E
                               New York, NY 10286
     -----------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (212) 298-1635

                   Date of fiscal year end: December 31, 2003

                     Date of reporting period: June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

                                                                 August 1, 2003

Dear Shareholder:

   The Zweig Total Return Fund's net asset value increased 4.13% for the three months ended June 30, 2003, including the $0.142 in reinvested distributions. Consistent with our policy of seeking to minimize risks, while earning reasonable returns, the Fund's average overall exposure for the quarter was approximately 69%.

   For the six months ended June 30, 2003, the Fund's net asset value gained 4.11%, including $0.286 in reinvested distributions. Our average overall exposure for the first half was 66%.

   The Fund recently announced a distribution of $0.048 payable on July 25, 2003 to shareholders of record on July 11, 2003. This amount was consistent with the Fund's historic policy of distributing 10% of net asset value per year. The net value of a distribution depends on the exact net value at the time of declaration. For the July distribution 0.83% of the Fund's net asset value was equivalent to $0.048 per share. Including this distribution, the Fund's total payout since inception is now $12.370.

   As announced on July 28, 2003, the Fund, which had been paying an annual 10% fixed distribution based on net asset value, will move to a variable distribution, to be phased in by the end of the year. The variable distribution will be calculated based on earnings and distribution requirements under the Internal Revenue Code.

   The 10% payout policy was adopted during a very different economic climate and is now considered to be no longer appropriate in light of current conditions in the capital markets and economy. In past years, a significant portion of the 10% payout was not investment income, but instead a return of capital. These returns reduced shareholders investment in the fund and in future periods may be subject to additional taxation.

   As you know, we installed a new portfolio management team on April 1, and they are focused on strengthening performance and earning the continued commitment of our shareholders. The change in management and new payout policy are intended to serve your best interests by seeking to grow and preserve your investment over the long term.

   The fund's objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital remains unchanged. For more information about the Zweig Total Return Fund, visit PhoenixInvestments.com or call 1-800-243-4361.

              Sincerely,
              /s/ Philip R. McLoughlin
              Philip R. McLoughlin
              Chairman

                                 MARKET OUTLOOK

   Our bond exposure on June 30, 2003 was 49% with average duration (a measure of sensitivity to interest rate changes) of 4.6 years. On March 31, 2003, our bond exposure was 47% with average duration of 5.5 years. If we were fully invested, we would be at 62.5% in bonds and 37.5% in stocks. Consequently, at 49% we are at about 78% of a full position (49% divided by 62.5%).

   U.S. Treasury bond prices continued to rally during the second quarter, for a return of 3.5% on the 10-year Treasury note. For the first half of the year, 10-year Treasury notes returned 4.6%. The yield on the 10-year Treasury note ended the quarter at 3.51%, having fallen nearly 30 basis points from 3.8%. The Federal Reserve cut the

Federal Funds rate by another 25 basis points on June 25, bringing the overnight rate to 1.00%. In taking this action, Fed officials said they were still concerned about "deflationary pressures" in the economy. They left open the possibility of another rate cut, saying the economy has "yet to exhibit sustainable growth." However, bond prices did not respond well to the quarter-point interest rate cut because many investors were hoping for, or even counting on, a half-point reduction.

   For the quarter, and for the entire first half of the year, we kept the duration fairly high, looking for the bond market rally to continue. The Fund benefited from the exposure to the bond market. However, as bond prices seemed to reach relatively expensive levels from a risk/reward perspective, we trimmed the exposure somewhat.

   Despite the Fed's concern about the sluggish economy, the late June sell-off in the Treasury market indicated that investors were positioning themselves for a recovery. As a result, while we remain committed to some exposure to the Treasury bond market, we began a process of trimming risk by reducing our holdings.

   Our equity exposure at the close of the second quarter was 21%, unchanged from the March 31 figure. At 21% we are at about 56% of a full position (21% divided by 37.5%).

   Stocks made a strong showing in the second quarter. The rally lifted the Dow Jones Industrial Average 12% for the quarter and 8.8% for the first half. The S&P 500 Index gained 15% for the quarter and 11.8% for the six months while the Nasdaq Composite climbed 21% for the quarter and 21.5% for the half.

   Stocks began to rally just before we invaded Iraq. When the war went well, the market picked up steam. It was as if investors no longer had to worry about the war. Also, there was a reasonable amount of pessimism on a short-term basis around March. That helped to strengthen the market. While I don't see it as a huge factor, the tax cuts may have played a role in this development, as well. With dividends so miniscule to begin with, I don't see where the lower rate will benefit people all that much in the short run. The capital gains tax went down some and, on the margin, it was a plus.

   Another reason for the market rise was the very large drop in short-term interest rates. Suddenly, people began looking at their money market funds yielding 1% or less and decided to put some money in the stock market. I don't think it was the smartest thing they could have done, but they were doing it. There was a huge move into junk bonds. By chasing the yield, they increased their risk--a much higher yield than a money market fund, but a completely different ball game. Also, there was a big move into investment grade bonds, corporate bonds, and government bonds. All of these factor combined to help give the market a lift.

   However I don't think the rally is sustainable. Why did interest rates go down? Why did the Federal Reserve Board recently cut again by a quarter-point to 1.00%, the lowest level since 1958? Rates are low because the economy is in trouble and the Fed can't seem to fix it. It did not reduce rates thirteen times since early 2001 because things were so great. The Fed actions have helped on the margin, but they don't solve the economy's major problems.

   First, there is the excess capacity and the lack of capital spending. Lower rates won't change that. Second, there are the cheap labor costs in China, Mexico, India, and elsewhere, squeezing profit margins and threatening us with deflation. The rate cuts won't change that. Third, there is the excess debt still in the economy. The lower rates do help those who are in debt, especially homeowners who can refinance. But, it's terrible for savers who are seeing the interest rates go way down on their bonds or money funds. They have less money to spend.

   Mortgage rates are based on government bonds and not on the short-term rates. Interestingly, when the fed cut by one-quarter point in June, the bond market reacted and yields rose steeply in a little over three weeks. If they continue in this direction, I believe it will put the kibosh on refinancing of home mortgages. So far, the last cut in short-term rates has hurt the bond market.

   It is important for me to clarify that I can no longer trust the Fed as a market indicator. Going back to 1913, every time the Fed cut three consecutive times (which I believed was a pretty aggressive Tactic) and allowed the money supply to grow, the market was up eighteen months later by approximately 34%. This time, the market was significantly down--about 22%/1/. Previously, the Fed never failed as a market predictor. This time it not only failed, it failed utterly. The bubble may have worked its way so deeply through the economy that lowering rates isn't enough to revive the economy.

   I don't think we are anywhere near to washing out the bubble. The bubble got going in 1996 and lasted for about four years. I think we have seen elements of the revival of the bubble lately among tech stocks. In some cases, the price-to-earnings ratios are outrageous. I don't see earnings to justify the boom. Again, speculation is rampant. In my view, we have seen a rally in a massive bear market.

   Previous bear markets have seen many advances as steep as the current one. Since the late 1920s, there were 36 bear rallies greater than 10%. We have had 18 bear rallies of at least 17% and six bear rallies of at least 25%. Incidentally, in the bear market that began in 2000, we have already had four prior rallies that averaged about 20%/1/. I still don't believe that last October's lows were the final lows of this bear market.

   Some people are placing high hopes in the administration's huge tax cut package as a strong stimulus to the economy and the stock market. As I mentioned earlier, the dividend tax cut doesn't do much for me because dividends are so low to begin with. I do think it will push companies to increase their dividend payments. The question is, where's the money coming from? If earnings aren't so great, it will be tough for companies to raise dividends.

   You could argue that people will retain more in after-tax dividends and spend the money, boosting the economy. The lower capital gains tax might help the market somewhat. To my mind, a broad cut in income tax rates would have been a better market stimulus. Overall, the tax package will help on the margin, but I don't know if it's enough to turn the economy around.

   There are those who may think that the current weak dollar is beneficial to our economy and hence the stock market. Well, we have tested the dollar to death as a stock market indicator and have not been able to find a stable relationship. As we've seen in the last few months, the market sometimes does better with a weak dollar. Sometimes it does poorly. It gets us to the question as to why the dollar is weak. One reason is that the economy is not doing as well as it should. Also, the dollar may be overvalued against other currencies. We have a poor interest rate differential now against Europe and that may be hurting the dollar. The weak dollar does help our exports, but one wonders how long foreigners will continue to hold our stocks and bonds if they think the dollar will continue to drop. Of course, the weak dollar does make investments here cheaper for foreigners. But, if they expected the dollar to keep declining, why would they buy?

   At this time, stocks are definitely not cheap. The ratio of the S&P 500 stocks to earnings over the past twelve months has recently hit around 32, nearly double the historical range. Their overvaluation is another reason why I don't think we have hit a bottom. Even a number like 16, which is average, doesn't do it for me. If you research the Dow Jones Industrial Average and go back to the bottom of most major markets for the last 130 years, you would count some 13 horrendous bear markets. The average price-to-earnings ratios at those bottoms were around 8. It gets complicated when you start computing operating earnings and forward earnings. But, in my opinion it doesn't look like we are near the price-to-earnings ratio you should expect at market bottoms.

   In the second quarter, the market got a big lift when, following three quarters of net withdrawals, the net inflow of funds into domestic stock mutual funds increased by over $32 billion. If such inflows are moderately positive, that's fine and it's bullish. But, if they get excessive, it's apt to mean there's too much speculation. For the moment, I think the inflow is probably a positive, but I'm concerned that too much money may be going into speculative funds. While there were fairly heavy redemptions in the funds last summer, I don't think they approached the levels we'll find at the eventual bottom. Percentage-wise, they weren't as high as we saw after the crash of 1987.

   Meanwhile, cash levels at mutual funds are down to about 4 or 5%, their most fully invested position in the past two years. That is a telling indicator for me. The average cash/assets level at funds is approximately 9.2% and we have seen much higher levels. To put the current figure in perspective, recall that we have had the greatest speculative bubble in the 200-year history of the stock market. How can we wash out such a bubble and wind up with so low a cash/assets ratio? I believe it shows that there is just too much optimism out there and it is another indication that the market hasn't seen its lows.

   In addition, I have some concern that margin debt grew by nearly 8% from March and is now at its highest level since 2002. Roughly half of the margin debt had been eliminated from the peak of early 2000. Since the level seemed to have been close to infinity, cutting it by half didn't do the trick. The level never got low enough in relation to gross domestic product, a gauge I like to use. Now, the quick comeback in recent months doesn't appear to be legitimate to me.

   A plus for the market is that the number of initial public offerings (IPOs) remains on the light side. There were only five IPOs in the second quarter, raising $1.58 billion against 39 IPOs, raising $6.7 billion in the second quarter of last year. Recently, we have seen a few more offerings, but the environment remains hostile for offerings. It's hard to bring out non-earning tech stocks as we saw three years ago and I think that is good as I believe it keeps the supply low.

   Wall Street is also more sober when it comes to mergers and acquisitions. Although there was a spurt in July, the second quarter was the third consecutive quarter in which mergers and acquisitions fell below $100 billion. It came to $91.1 billion compared with $106.4 billion in the second quarter of last year. Typically, at market bottoms, you notice a big reduction in merger activity and new issues, pointing to the kind of pessimism I believe you want to see. I don't really know if that activity has gotten low enough.

   A not-so-favorable market sign is that corporate insiders are selling at their highest levels since back in the 1980s. In the 32 years of data that I have, there were only three times that the percentage of sales has been higher than in the last few weeks. I think insiders tend to be right more often than not. Sometimes, as happened in 1982, insiders sold too soon, coming off the bottom. But, I take the current heavy insider sales as a negative. Why are they dumping all this stock while the public is buying hand-over-fist?

   Also, I don't like the fact that investment advisers are currently 60% bullish and only 16% bearish. The bearish figure is the lowest since before the crash of 1987. More than 70% of stock market newsletter advisers are bullish/1/. No matter what kind of pessimism we had when the rally started a few months ago, sentiment has turned into ridiculous optimism. I feel that is not good for the market.

   In summary, the first negative for the market is the excessive optimism. Sentiment was not nearly pessimistic enough at the bottoms last fall or earlier this year. Second, I think valuations are way too high. Third, while the economy is limping along on the upside, I don't expect a recovery huge enough to bail out the stock market. On the positive side, the Fed cut again and the tax cut package could be helpful. I have a hard time finding other significant positives.

   Consequently, I am very cautious at this writing. We have cut our exposure down to 55%, which means 45% cash. If conditions warrant, I may want to cut back further and raise our cash position.

                             PORTFOLIO COMPOSITION

   In accordance with our investment policy guidelines, all of our bonds are U.S. Government and Agency obligations. As mentioned earlier, our portfolio's average duration was 4.6 years on June 30. This compares with 5.5 years on March 31. Since these bonds are highly liquid, they provide the flexibility to respond quickly to market conditions.

   At the end of the second quarter, our leading equity industry groups included financials, health care, technology, consumer discretionary, and energy. The only changes from our March 31 listing were the differences in ranking between financials and health care and the replacement of consumer staples by consumer discretionary. During the quarter, we added to our positions in financials and consumer discretionary and trimmed our holdings in consumer staples and energy.

   Our leading individual positions include Pfizer, Citigroup, Wells Fargo, General Electric, Bank of America, Amgen, Dell, Microsoft, Procter & Gamble, and Occidental Petroleum. New to the above listing are Amgen, Procter & Gamble, and Occidental Petroleum. No longer in this top category are IBM and Johnson & Johnson, where we reduced our holdings, and Pharma Holders, which we sold out.
              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC

1  Per Zweig Consulting LLC

                             OUR PRIVACY COMMITMENT

   The Zweig Total Return Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. "Personal information" refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

   We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

..   Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

..   Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

   We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other services providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

   We have procedures in place that limit access to personal information to those employees and services providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

   We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            SCHEDULE OF INVESTMENTS

                                 June 30, 2003
                                  (Unaudited)

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
 COMMON STOCKS                                 20.85%
 CONSUMER DISCRETIONARY                         2.74%
    AutoZone, Inc.................................     17,000 (a) $  1,291,490
    Best Buy Co., Inc.............................     30,000 (a)    1,317,600
    Clear Channel Communications, Inc.............     23,500 (a)      996,165
    GAP (The), Inc................................     121,000       2,269,960
    Home Depot, Inc...............................      70,000       2,318,400
    Liz Claiborne, Inc............................      33,000       1,163,250
    Lowe's Cos., Inc..............................      35,000       1,503,250
    Reebok International Ltd......................     23,000 (a)      773,490
    Royal Caribbean Cruises Ltd...................      52,000       1,204,320
    Tribune Co....................................      34,500       1,666,350
                                                                  ------------
                                                                    14,504,275
                                                                  ------------
 CONSUMER STAPLES                               1.41%
    Coca-Cola Enterprises, Inc....................      70,000       1,270,500
    Kimberly-Clark Corp...........................      30,000       1,564,200
    PepsiCo, Inc..................................      26,100       1,161,450
    Procter & Gamble Co...........................      23,400       2,086,812
    Wal-Mart Stores, Inc..........................      26,000       1,395,420
                                                                  ------------
                                                                     7,478,382
                                                                  ------------
 ENERGY                                         1.53%
    ConocoPhillips................................      34,000       1,863,200
    Halliburton Co................................      64,000       1,472,000
    Occidental Petroleum Corp.....................      65,500       2,197,525
    Talisman Energy, Inc..........................      23,800       1,091,230
    Total S.A., ADR...............................      19,500       1,478,100
                                                                  ------------
                                                                     8,102,055
                                                                  ------------
 EXCHANGE TRADED FUNDS                          0.94%
    S&P 500 Index Fund............................      51,000       4,979,130
                                                                  ------------
 FINANCIALS                                     5.13%
    AFLAC, Inc....................................      46,000       1,414,500
    Allstate Corp.................................      30,600       1,090,890
    American International Group, Inc.............      25,000       1,379,500
    Bank of America Corp..........................      38,500       3,042,655
    Capital One Financial Corp....................      20,000         983,600

                       See notes to financial statements

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
  FINANCIALS (CONTINUED)
     Citigroup, Inc...............................      94,000    $  4,023,200
     Fannie Mae...................................      22,700       1,530,888
     First Tennessee National Corp................      43,000       1,888,130
     Goldman Sachs Group, Inc.....................      17,000       1,423,750
     Lehman Brothers Holdings, Inc................      30,400       2,020,992
     Morgan Stanley...............................      30,500       1,303,875
     National City Corp...........................      47,000       1,537,370
     Wachovia Corp................................      48,000       1,918,080
     Washington Mutual, Inc.......................      15,000         619,500
     Wells Fargo & Co.............................      59,800       3,013,920
                                                                  ------------
                                                                    27,190,850
                                                                  ------------
  HEALTH CARE                                   3.69%
     Amgen, Inc...................................     45,000 (a)    2,989,800
     Angiotech Pharmaceuticals, Inc...............     13,000 (a)      529,620
     C. R. Bard, Inc..............................       7,000         499,170
     Caremark RX, Inc.............................      46,000       1,181,280
     Guidant Corp.................................      32,000       1,420,480
     Johnson & Johnson............................      25,000       1,292,500
     McKesson Corp................................      13,500         482,490
     MedImmune, Inc...............................      13,000(a)      472,810
     Medtronic, Inc...............................      15,000         719,550
     Mylan Laboratories, Inc......................      71,000       2,468,670
     Pfizer, Inc..................................     131,400       4,487,310
     St. Jude Medical, Inc........................      26,000(a)    1,495,000
     UnitedHealth Group, Inc......................      30,400       1,527,600
                                                                  ------------
                                                                    19,566,280
                                                                  ------------
  INDUSTRIALS                                   1.42%
     Boeing Co....................................      22,900         785,928
     General Electric Co..........................     119,000       3,412,920
     L-3 Communications Holdings, Inc.............      22,500(a)      978,525
     Northrop Grumman Corp........................      15,000       1,294,350
     Raytheon Co..................................      31,500       1,034,460
                                                                  ------------
                                                                     7,506,183
                                                                  ------------
  INFORMATION TECHNOLOGY                        3.07%
     Amdocs Ltd...................................      79,000(a)    1,896,000
     Cisco Systems, Inc...........................     135,000(a)    2,253,150
     Dell Computer Corp...........................      94,000(a)    3,004,240
     First Data Corp..............................      30,700       1,272,208
     Intel Corp...................................      91,000       1,891,344
     International Business Machines Corp.........      14,000       1,155,000

                       See notes to financial statements

                                                         Number of
                                                          Shares          Value
                                                     -----------       ------------
INFORMATION TECHNOLOGY (CONTINUED)
   Microsoft Corp................................        106,000       $  2,714,660
   Nokia Corp., ADR..............................        126,000          2,070,180
                                                                       ------------
                                                                         16,256,782
                                                                       ------------
MATERIALS                                      0.17%
   International Paper Co........................         25,300            903,969
                                                                       ------------
TELECOMMUNICATION SERVICES                     0.29%
   CenturyTel, Inc...............................         45,000          1,568,250
                                                                       ------------
UTILITIES                                      0.46%
   Entergy Corp..................................         22,100          1,166,438
   Exelon Corp...................................         21,000          1,256,010
                                                                       ------------
                                                                          2,422,448
                                                                       ------------
       Total Common Stocks (Cost $111,043,696).................         110,478,604
                                                                       ------------
PREFERRED STOCKS                               3.43%
FINANCIALS                                     3.43%
   ABN Amro North America, 144A, 6.075% Pfd......          5,750(b)(c)    5,868,594
   ABN Amro North America, 144A, 8.75% Pfd.......        11,500 (b)      12,287,037
                                                                       ------------
       Total Preferred Stocks (Cost $18,124,173)...............          18,155,631
                                                                       ------------

                                                         Principal
                                                          Amount
                                                     -----------
U.S. GOVERNMENT SECURITIES                    38.92%
U.S. TREASURY BONDS                            9.91%
   United States Treasury Bonds, 11.25%, 2/15/15.    $15,000,000         25,565,625
   United States Treasury Bonds, 6.38%, 8/15/27..     21,500,000         26,939,672
                                                                       ------------
                                                                         52,505,297
                                                                       ------------
U.S. TREASURY NOTES                           29.01%
   United States Treasury Notes, 3.50%, 11/15/06.     40,000,000         42,164,080
   United States Treasury Notes, 4.75%, 11/15/08.      9,000,000          9,979,812
   United States Treasury Notes, 6.00%, 8/15/09..     21,900,000         25,839,438
   United States Treasury Notes, 5.00%, 8/15/11..     40,000,000         44,881,279
   United States Treasury Notes, 3.88%, 2/15/13..     30,000,000         30,880,080
                                                                       ------------
                                                                        153,744,689
                                                                       ------------
       Total U.S. Government Securities (Cost $195,976,197)....         206,249,986
                                                                       ------------

                       See notes to financial statements


                                                           Principal
                                                            Amount          Value
                                                         -----------     ------------
AGENCY NON-MORTGAGE BACKED SECURITIES            9.81%
   Federal Home Loan Mortgage Corp., 2.70%, 5/28/08..    $24,900,000     $ 25,049,475
   Federal National Mortgage Association, 3.15%,
     5/28/08.........................................     26,570,000       26,949,287
                                                                         ------------
       Total Agency Non-Mortgage Backed Securities (Cost
         $51,688,237)............................................          51,998,762
                                                                         ------------

                                                           Contracts
                                                         -----------
OPTIONS
CALL OPTIONS                                     0.05%
   Japanese Yen expiring 12/31/03 @$0.0085 (Cost
     $496,000).......................................     62,000,000(a)       279,000
                                                                         ------------

                                                           Principal
                                                            Amount
                                                         -----------
SHORT-TERM INVESTMENTS                          25.23%
   BMW US Capital LLC, 1.25%, 7/01/03................    $25,000,000       25,000,000
   Gannett Co., Inc., 1.28%, 7/01/03.................     11,000,000       11,000,000
   Merrill Lynch & Co., Inc., 1.30%, 7/01/03.........     25,000,000       25,000,000
   UBS Financial Corp., 1.31%, 7/01/03...............     25,000,000       25,000,000
   Allstate Corp., 1.28%, 7/02/03....................     22,700,000       22,699,275
   New York Life Cap. Corp., 1.06%, 7/14/03..........     25,000,000       24,990,430
                                                                         ------------
       Total Short-Term Investments (Cost $133,689,705)..........         133,689,705
                                                                         ------------
       Total Investments (Cost $511,018,008) -- 98.29%...........         520,851,688
       Other assets less liabilities -- 1.71%....................           9,047,682
                                                                         ------------
       Net Assets -- 100%........................................        $529,899,370
                                                                         ============

--------
   (a) Non-income producing security.
   (b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, these securities amounted to a value of $18,155,631 or 3.43% of net assets.
   (c) Variable security; dividend rate reflects rate currently in effect.

   For Federal income tax purposes, the tax basis of investments owned at June 30, 2003 was $512,043,182 and net unrealized depreciation of investments consisted of:

                   Gross unrealized appreciation. $ 20,556,732
                   Gross unrealized depreciation.  (11,748,226)
                                                  ------------
                   Net unrealized appreciation... $  8,808,506
                                                  ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 2003
                                  (Unaudited)

   ASSETS
      Investments, at value (identified cost $511,018,008)..... $520,851,688
      Cash.....................................................       91,279
      Dividends and interest receivable .......................    3,317,419
      Securities sold receivable...............................    6,279,510
      Prepaid expenses.........................................       75,963
                                                                ------------
          Total Assets.........................................  530,615,859
                                                                ============
   LIABILITIES
      Accrued advisory fees (Note 4) ..........................      307,524
      Accrued administration fees (Note 4).....................       57,111
      Other accrued expenses...................................      351,854
                                                                ------------
          Total Liabilities....................................      716,489
                                                                ------------
   NET ASSETS                                                   $529,899,370
                                                                ============
   NET ASSET VALUE, PER SHARE
      ($529,899,370 / 92,085,127 shares outstanding -- Note 5). $       5.75
                                                                ============

   Net Assets consist of
      Capital paid-in.......................................... $563,204,342
      Accumulated net realized loss on investments.............  (43,138,652)
      Net unrealized appreciation on investments...............    9,833,680
                                                                ------------
                                                                $529,899,370
                                                                ============


                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF OPERATIONS

                    For the Six Months Ended June 30, 2003
                                  (Unaudited)

INVESTMENT INCOME
   Income
       Interest........................................................ $ 5,904,881
       Dividends (net of foreign withholding taxes of $10,356).........     899,275
                                                                        -----------
          Total Income.................................................   6,804,156
                                                                        -----------
   Expenses
       Investment advisory fees (Note 4)...............................   1,822,754
       Administrative fees (Note 4)....................................     338,512
       Transfer agent fees.............................................     137,182
       Printing and postage expenses...................................     128,029
       Professional fees...............................................      60,600
       Directors' fees and expenses (Note 4)...........................      47,357
       Custodian fees..................................................      39,186
       Miscellaneous...................................................     128,805
                                                                        -----------
          Total Expenses...............................................   2,702,425
                                                                        -----------
              Net Investment Income....................................   4,101,731
                                                                        -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
   Net realized gain on investments....................................   4,174,109
   Net change in unrealized appreciation (depreciation) on investments.  13,262,958
                                                                        -----------
       Net gain on investments.........................................  17,437,067
                                                                        -----------
       Net increase in net assets resulting from operations............ $21,538,798
                                                                        ===========


                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                        For the Six
                                                                       Months Ended    For the Year
                                                                       June 30, 2003       Ended
                                                                        (Unaudited)  December 31, 2002
                                                                       ------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
       Net investment income.......................................... $  4,101,731    $ 13,274,132
       Net realized gain (loss) on investments........................    4,174,109     (46,196,296)
       Net change in unrealized appreciation (depreciation)...........   13,262,958      14,187,264
                                                                       ------------    ------------
          Net increase (decrease) in net assets resulting from
            operations................................................   21,538,798     (18,734,900)
                                                                       ------------    ------------
   Dividends and distributions to shareholders from
       Net investment income..........................................   (8,506,385)    (15,669,836)
       Tax return of capital..........................................  (17,752,785)    (40,926,499)
                                                                       ------------    ------------
          Total dividends and distributions to shareholders...........  (26,259,170)    (56,596,335)
                                                                       ------------    ------------
   Capital share transactions
       Net asset value of shares issued to shareholders in
         reinvestment of distributions resulting in issuance of
         common stock.................................................    1,856,424       6,439,612
                                                                       ------------    ------------
       Net increase in net assets derived from capital share
         transactions.................................................    1,856,424       6,439,612
                                                                       ------------    ------------
       Net decrease in net assets.....................................   (2,863,948)    (68,891,623)
NET ASSETS
   Beginning of period................................................  532,763,318     601,654,941
                                                                       ------------    ------------
   End of period (including undistributed net investment income of
     $0 and $4,404,654, respectively)................................. $529,899,370    $532,763,318
                                                                       ============    ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 2003
                                  (Unaudited)

NOTE 1 -- Organization

   The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988.

NOTE 2 -- Significant Accounting Policies

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  A. Portfolio Valuation

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures contracts traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available, (of which there were none at June 30, 2003) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

  B. Options

   The Fund may purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Options purchased by The Fund are included in the Funds' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. The Fund will realize a gain or loss upon the expiration or closing of the option transaction.

  C. Security Transactions and Investment Income

   Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium on securities purchased other than short-term securities are accreted on the constant yield method over the life of the respective securities. Prior to January 1, 2001, premium on securities was not amortized.

   Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

  D. Federal Income Tax Information

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code ("the Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

  E. Dividends and Distributions to Shareholders

   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with tax regulations that may differ from generally accepted accounting principles. These differences include the treatment of premium amortization, losses deferred due to wash sales, differing treatment of certain income and gain transactions, and the timing of distributions. For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or net asset value of the Fund.

   The Fund has $46,558,126 of capital loss carryovers expiring in 2010 which may be used to offset future capital gains. The Fund may not realize the benefits of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers. In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions.

NOTE 3 -- Portfolio Transactions

   During the six months ended June 30, 2003, purchases and sales transactions, excluding short-term investments were:

                                                             United States
                                                              Government
                                                   Common     and Agency
                                                   Stocks     Obligations
                                                 ----------- -------------
         Purchases.............................. $65,852,894 $185,944,201
                                                 =========== ============
         Sales.................................. $68,114,268 $144,476,172
                                                 =========== ============

NOTE 4 -- Investment Advisory Fees and Other Transactions with Affiliates

   a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between Phoenix/Zweig Advisers LLC (the "Adviser"), the Fund's investment adviser, and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the actual management of the Fund's portfolio. Phoenix/Zweig Advisers LLC is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.70% of the Fund's average daily net assets. During the six months ended June 30, 2003, the Fund accrued advisory fees of $1,822,754.

   Zweig Consulting LLC (the "Sub-Adviser"), which serves as the Sub-Adviser for the Fund performs certain asset allocation research and analysis and provides such advice to the Adviser. The Sub-Adviser's fees are paid by the Adviser.

   b) Administration Fee: Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement with the Fund. Under the terms of the Agreement the Administrator receives a fee for financial reporting, tax services and oversight of subagent's performance at a rate of 0.13% of the Fund's average daily net assets. During the six months ended June 30, 2003, the Fund accrued administration fees of $338,512.

   The Bank of New York, a subagent to PEPCO, receives a fee from PEPCO.

   c) Directors' Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

   d) Brokerage Commission: During the six months ended June 30, 2003, the Fund paid PXP Securities Corp., a wholly-owned subsidiary of PXP, brokerage commissions of $0 in connection with portfolio transactions effected through them. In addition, PXP Securities Corp. charged $26,141 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

NOTE 5 -- Capital Stock and Reinvestment Plan

   At June 30, 2003, the Fund had one class of common stock, par value $.001 per share, of which 500,000,000 shares are authorized and 92,085,127 shares are outstanding.

   Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by EquiServe as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by EquiServe, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the six months ended June 30, 2003 and the year ended December 31, 2002, 323,399 and 1,001,040 shares, respectively, were issued pursuant to the Plan.

   On July 1, 2003, the Fund announced a distribution of $.048 per share to shareholders of record on July 11, 2003. This distribution has an ex-dividend date of July 9, 2003 and is payable on July 25, 2003.

   As announced on July 28, 2003, the Fund, which had been paying an annual 10% fixed distribution based on net asset value, will move to a variable distribution, to be phased in by the end of the year. The variable distribution will be calculated based on earnings and distribution requirements under the Internal Revenue Code.

NOTE 6 -- Financial Highlights

   Selected data for a share outstanding throughout each year:

                                                 Six Months
                                                    Ended                        Year Ended December 31
                                                June 30, 2003    -----------------------------------------------------
                                                 (Unaudited)        2002        2001       2000       1999      1998
                                                -------------    --------   --------     --------  --------   --------
Per Share Data
Net asset value, beginning of period...........   $   5.81       $   6.63   $   7.48     $   7.89  $   8.43   $   8.61
                                                  --------       --------   --------     --------  --------   --------
Income From Investment Operations
Net investment income..........................       0.05           0.15       0.18 (a)     0.30      0.28       0.33
Net realized and unrealized gains (losses).....       0.17          (0.35)     (0.32)(a)     0.02     (0.01)      0.39
                                                  --------       --------   --------     --------  --------   --------
Total from investment operations...............       0.22          (0.20)     (0.14)        0.32      0.27       0.72
                                                  --------       --------   --------     --------  --------   --------
Dividends and Distributions
Anti-dilutive effect of share repurchase
 program.......................................         --             --         --         0.01      0.01         --
                                                  --------       --------   --------     --------  --------   --------
Dividends from net investment income...........      (0.09)         (0.17)     (0.22)       (0.30)    (0.28)     (0.33)
Distributions from net realized gains..........         --             --         --        (0.25)    (0.13)     (0.46)
Tax return of capital..........................      (0.19)         (0.45)     (0.49)       (0.19)    (0.41)     (0.05)
                                                  --------       --------   --------     --------  --------   --------
Total dividends and distributions..............      (0.28)         (0.62)     (0.71)       (0.74)    (0.82)     (0.84)
                                                  --------       --------   --------     --------  --------   --------
Effect on net asset value as a result of rights
 offering*.....................................         --             --         --           --        --      (0.06)
                                                  --------       --------   --------     --------  --------   --------
   Net asset value, end of period..............   $   5.75       $   5.81   $   6.63     $   7.48  $   7.89   $   8.43
                                                  ========       ========   ========     ========  ========   ========
   Market value, end of period **..............   $   6.14       $   5.49   $   7.05     $   6.57  $   6.50   $   8.88
                                                  ========       ========   ========     ========  ========   ========
Total investment return***.....................      17.65%        (14.06)%    18.73%       12.64%   (18.72)%     4.49%
                                                  ========       ========   ========     ========  ========   ========
Ratios/Supplemental Data
Net assets, end of period (in thousands).......   $529,899       $532,763   $601,655     $671,056  $714,637   $757,212
Ratio of expenses to average net assets........       1.04%****      0.99%      1.04%        1.00%     0.97%      0.97%
Ratio of net investment income to average net
 assets........................................       1.58%****      2.37%      2.51%        3.87%     3.50%      3.88%
Portfolio turnover rate........................       60.4%*****     90.8%      86.3%       121.6%    172.3%      87.9%

--------
    * Shares were sold at a 5% discount from the average market price.
   ** Closing Price -- New York Stock Exchange.
  *** Total investment return is calculated assuming a purchase of common stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
 **** Annualized.
***** Not Annualized.

(a) As required, effective January 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

         Decrease net investment income....................... $(.02)
         Increase net realized and unrealized gains and losses $ .02
         Decrease ratio of net investment income..............  (.23)%

                        SUPPLEMENTARY PROXY INFORMATION

   The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on June 23, 2003. The meeting was held for the purpose of electing Charles
H. Brunie, Philip R. McLoughlin and James B. Rogers, Jr. as directors. The Fund's other Directors who continue in office are Elliot S. Jaffe, Wendy Luscombe and Alden C. Olson.

   The results of the above matters were as follows:

                                          Votes   Votes
         Directors            Votes For  Against Withheld  Abstentions
         ---------            ---------- ------- --------- -----------
         Charles H. Brunie... 82,577,011   N/A   1,359,602     N/A
         Philip R. McLoughlin 82,691,198   N/A   1,245,415     N/A
         James B. Rogers, Jr. 82,609,733   N/A   1,326,880     N/A

--------------------------------------------------------------------------------

                                KEY INFORMATION

1-800-272-2700 Zweig Shareholder Relations:
               For general information and literature

1-800-272-2700 The Zweig Total Return Fund Hot Line:
               For updates on net asset value, share price, major industry groups and other key information


                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Philip R. McLoughlin
Chairman of the Board and President

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Nancy J. Engberg
Secretary

Nancy Curtiss
Treasurer

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., NA
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel
Katten Muchin Zavis Rosenman
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1336
                                                               3206-SEM (06/03)

      Semiannual Report



      Zweig

      The Zweig Total
      Return Fund, Inc.

      June 30, 2003


                                    [GRAPHIC]

Item 2. Code of Ethics.

Not applicable.


Item 3. Audit Committee Financial Expert.

Not applicable.


Item 4. Principal Accountant Fees and Services.

Not applicable.


Item 5. Audit Committee of Listed registrants.

Not applicable.


Item 6. [Reserved]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved]

Item 9.   Controls and Procedures.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Zweig Total Return Fund, Inc.

By (Signature and Title)*  /S/ PHILIP R. MCLOUGHLIN
                         ----------------------------------------------
                                    Philip R. McLoughlin, Chairman
                                    (principal executive officer)

Date   September 5, 2003
     ------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ PHILIP R. MCLOUGHLIN
                         ----------------------------------------------
                           Philip R. McLoughlin, Chairman
                           (principal executive officer)

Date   September 5, 2003
    -------------------------------------------------------------------


By (Signature and Title)*  /S/ NANCY G. CURTISS
                         ----------------------------------------------
                           Nancy G. Curtiss, Treasurer
                           (principal financial officer)

Date  September 5, 2003
    -------------------------------------------------------------------